UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2004
                                                           -------------

                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                                  0-28238                        54-1521616
(State or Other Jurisdiction of           (Commission File Number)               (IRS Employer
Incorporation )                                                                Identification No.)

            21351 RIDGETOP CIRCLE, SUITE 300, DULLES, VIRGINIA 20166
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (703) 654-6000

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM  2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

This Form 8-K/A of Guardian Technologies International, Inc. (the "Company"), constitutes Amendment No. 1 to the Company's current report on Form 8-K that was filed with the Securities and Exchange Commission ("SEC") on July 27, 2004 (the "Original Form 8-K"), to report the acquisition of all of the shares of Wise Systems Ltd. The Company disclosed that it would file financial information required by Item 7 of the Form 8-K not later than the date required by Item 7 of the Form 8-K. On March 16, 2004, the SEC adopted amendments to the Form 8-K pursuant to SEC Release Nos. 33-8400; 34-49424 "Additional Form 8-K Disclosure Requirements and Acceleration of Filing Date" which amendments became effective August 23, 2004. This Form 8-K amendment is filed to include the financial statements and pro forma financial information required by Item 9.01 (former
Item 7) of the Form 8-K. The numbering of this item and the items below has been revised to conform to the newly adopted Form 8-K requirements.

ITEM  9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

      I. The audited financial statements as of October 31, 2003 and October 31, 2002, including the notes thereto and the report of independent accountants.
      II. The unaudited balance sheet as of June 30, 2004, and the related unaudited statement of income for the six month period ended June 30, 2004.

(B)   PRO FORMA FINANCIAL INFORMATION:

      I. An unaudited pro forma combined balance sheet of Guardian Technologies International, Inc. and its subsidiary (the "Company") and Wise as of June 30, 2004, and the related unaudited pro forma combined statements of income of the Company and Wise, for the six months ended June 30, 2004.
      II. The pro forma combined balance sheet of Guardian Technologies International, Inc. and its subsidiary (the "Company") as of December 31, 2003, and Wise as of October 31, 2003, and the related pro forma combined statements of income of the Company and Wise, for the year ended December 31, 2003 and October 31, 2003, respectively.

(C)   EXHIBITS:

23.1  Consent of Rennie Welch, filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
Date:    September 27, 2004         By:   /s/ Michael W. Trudnak
                                          --------------------------------------
                                           Michael W. Trudnak
                                           Chairman & Chief Executive Officer

                                                     REGISTRATION NUMBER 1619490

                              WISE SYSTEMS LIMITED
                   DIRECTORS' REPORT AND FINANCIAL STATEMENTS
                       FOR THE YEAR ENDED 31 OCTOBER 2003

The directors present their report and the financial statements for the year ended 31 October 2003.

PRINCIPAL ACTIVITY

The principal activities of the company in the year under review were those of writing computer software, providing standard packages and trading in computer hardware and software.

DIRECTORS AND THEIR INTERESTS

The directors who served during the year and their interests in the company are as stated below:

                                                            ORDINARY SHARES
                                                   31/10/03        01/11/02

Mr M Richards                                         5,500           5,500
Mrs S J Richards                                      5,500           5,500

DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of the affairs of the company and of the profit or loss of the company for that year. In preparing these the directors are required to:
- select suitable accounting policies and apply them consistently; - make judgements and estimates that are reasonable and prudent;
- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable him to ensure that the financial statements comply with the Companies Act 1985. He are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS

In accordance with Section 385 of the Companies Act 1985, a resolution proposing that Rennie Welch be reappointed as auditors of the company will be put to the Annual General Meeting.

This report is prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

MR M RICHARDS
SECRETARY

    INDEPENDENT AUDITORS' REPORT TO THE SHAREHOLDERS OF WISE SYSTEMS LIMITED

We have audited the financial statements of Wise Systems Limited for the year ended 31 October 2003 which comprise the profit and loss account, the balance sheet and the related notes. These financial statements have been prepared in accordance with the Financial Reporting Standard for Smaller Entities (effective June 2002), under the historical cost convention and the accounting policies set out therein.

This report is made solely to the company's shareholders, as a body, in accordance with Section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company's shareholders those matters we are required to state to them in an auditors' report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company's shareholders as a body, for our audit work, for this report, or for the opinions we have formed.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS
As described in the statement of directors' responsibilities the company's directors are responsible for the preparation of the financial statements in accordance with applicable law and United Kingdom Accounting Standards.

Our  responsibility  is to audit the financial  statements  in  accordance  with
relevant  legal  and  regulatory   requirements   and  United  Kingdom  Auditing
Standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the directors' report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions with the company is not disclosed.

We read the directors' report and consider the implications for our report if we become aware of any apparent misstatements within it.

BASIS OF AUDIT OPINION
We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgments made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

FUNDAMENTAL UNCERTAINTY

In forming our opinion, we have considered the adequacy of the disclosures made in the financial statements concerning the acquisition of the whole of the company's share capital by Guardian Healthcare Systems UK Ltd a wholly owned subsidiary of Guardian Technologies International Inc and the financial support to be provided by Guardian Technologies International Inc to Wise Systems Limited.

The financial statements have been prepared on a going concern basis, the validity of which depends upon the financial support of Guardian Technologies International Inc. The financial statements do not include any adjustments that would result from a failure to obtain funding. Details of the circumstances relating to this fundamental uncertainty are described in note 1. Our opinion is not qualified in this respect.

OPINION
In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 October 2003 and of its loss for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

RENNIE WELCH
CHARTERED ACCOUNTANTS AND
REGISTERED AUDITOR
ACADEMY HOUSE
SHEDDEN PARK ROAD
KELSO
TD5 7AL

                             PROFIT AND LOSS ACCOUNT
                       FOR THE YEAR ENDED 31 OCTOBER 2003

                                                 2003        2002

                                        NOTES   (POUND)     (POUND)

TURNOVER                                  2     211,308     198,490

Raw materials and consumables                   (39,186)    (78,487)
Staff costs                                    (132,734)   (124,207)
Depreciation on fixed assets                    (12,332)    (12,801)
Other operating charges                         (52,779)    (71,558)
                                                -------     -------
OPERATING LOSS                            3     (25,723)    (88,563)

Other interest receivable and
similar income                                       39           1
Interest payable and similar charges             (1,263)     (1,954)
                                                -------     -------
LOSS ON ORDINARY
ACTIVITIES BEFORE TAXATION                      (26,947)    (90,516)

Tax on loss on ordinary
activities                                5          --      15,787
                                                -------     -------
LOSS ON ORDINARY
ACTIVITIES AFTER TAXATION                       (26,947)    (74,729)
                                                -------     -------
LOSS FOR THE YEAR                               (26,947)    (74,729)

Accumulated (loss)/profit brought forward       (15,575)     59,154
                                                -------     -------
ACCUMULATED LOSS CARRIED FORWARD                (42,522)    (15,575)
                                                =======     =======

                                                      BALANCE SHEET
                                                  AS AT 31 OCTOBER 2003

                                                                    2003                                 2002
                                            NOTES           (POUND)        (POUND)             (POUND)         (POUND)
FIXED ASSETS
Intangible assets                             6                            27,772                               37,521
Tangible assets                               7                            10,331                               12,215
                                                                          -------                              -------
                                                                           38,103                               49,736

CURRENT ASSETS
Stocks                                                        744                                  744
Debtors                                       8            20,445                               60,033
Cash at bank and in hand                                      331                                  927
                                                          -------                              -------
                                                           21,520                               61,704
CREDITORS: AMOUNTS FALLING
DUE WITHIN ONE YEAR                           9           (91,145)                            (116,015)
                                                          -------                              -------
NET CURRENT LIABILITIES                                                   (69,625)                             (54,311)
                                                                          -------                              -------
DEFICIENCY OF ASSETS                                                      (31,522)                              (4,575)
                                                                          =======                               ======
CAPITAL AND RESERVES
Called up share capital                      11                            11,000                               11,000
Profit and loss account                                                   (42,522)                             (15,575)
                                                                          -------                              -------
SHAREHOLDERS' FUNDS                                                       (31,522)                              (4,575)
                                                                          =======                               ======

The financial statements are prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies and in accordance with the Financial Reporting Standard for Smaller Entities (effective June 2002).

                        NOTES TO THE FINANCIAL STATEMENTS

1.    ACCOUNTING POLICIES

1.1.  ACCOUNTING CONVENTION
      The financial statements are prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective June 2002) and on a going concern basis which assumes the financial support of Guardian Technologies International Inc.

1.2.  TURNOVER
      Turnover represents net invoiced sales of goods excluding value added tax.

1.3.  RESEARCH AND DEVELOPMENT
      Software development costs for new modules have been capitalised, and are amortised on the straight-line basis over the estimated life of the individual software product where it is practicable to evaluate the future benefits of the development expenditure. Where it is not practicable to evaluate the future benefits, the research expenditure is written off to the profit and loss account in the year in which it is incurred.

1.4. TANGIBLE FIXED ASSETS AND DEPRECIATION
      Depreciation is provided at rates calculated to write off the cost less residual value of each asset over its expected useful life, as follows:

        Plant and machinery            -     20% reducing balance

1.5.    LEASING
      Rentals payable under operating leases are charged against income on a straight line basis over the lease term.

1.6.    STOCK
      Stock is valued at the lower of cost and net realisable value.

1.7.    PENSIONS
      The company operates a defined contribution pension scheme and contributes to a personal pension scheme for one of the Directors and for two of the employees. Contributions payable for the year are charged in the profit and loss account.

1.8.    DEFERRED TAXATION
      Deferred tax is provided in respect of the tax effect of all timing differences, to the extent that it is probable that a liability or asset will crystallise in the foreseeable future, at the rates of tax expected to apply when the timing differences reverse.

1.9.    GOING CONCERN
      The continued trading of the company assumes the financial support of Guardian Technologies International Inc. for the foreseeable future. At present, Guardian Healthcare Systems UK Ltd, a 100% subsidiary of Guardian Technologies International Inc, are currently considering the acquisition of Wise Systems Limited. The accounts have therefore been prepared on a going concern basis.

2.      TURNOVER
      The total turnover of the company for the year has been derived from its principal activity wholly undertaken in the UK.


3.      OPERATING LOSS

                                                                  2003       2002
                                                                 (POUND)    (POUND)
Operating loss is stated after charging:
Depreciation and other amounts written off intangible assets      9,749      9,747
Depreciation and other amounts written off tangible assets        2,583      3,054
Operating lease rentals
- Motor vehicles                                                     --      2,758
                                                                   =====      =====

4.      DIRECTORS' EMOLUMENTS

                                                                   2003       2002
                                                                  (POUND)    (POUND)
Remuneration and other benefits                                    8,528      8,366
                                                                   =====      =====

                                                                    NUMBER    NUMBER
Number of directors to whom retirement benefits
are accruing under a money purchase scheme                             2          2

5.      TAX ON LOSS ON ORDINARY ACTIVITIES

ANALYSIS OF CHARGE IN PERIOD                                      2003          2002
                                                                 (POUND)       (POUND)
CURRENT TAX
Adjustments in respect of previous periods                            --       (5,487)
                                                                 -------      -------
Total current tax charge                                              --       (5,487)
                                                                 -------      -------
Deferred tax
Timing differences, origination and reversal                          --      (10,300)
                                                                 -------      -------
Total deferred tax                                                    --      (10,300)
                                                                 -------      -------
Tax on loss on ordinary activities                                    --      (15,787)
                                                                 =======       =======

6. INTANGIBLE FIXED ASSETS

                                                           RESEARCH &
                                                           DEVELOPMENT    TOTAL
                                                             (POUND)     (POUND)
COST
At 1 November 2002                                          104,320      104,320
       and at 31 October 2003                               104,320      104,320
                                                            -------      -------
PROVISION FOR
DIMINUTION IN VALUE
At 1 November 2002                                           66,799       66,799
Charge for year                                               9,749        9,749
                                                            -------      -------
At 31 October 2003                                           76,548       76,548
                                                            -------      -------
NET BOOK VALUES
At 31 October 2003                                           27,772       27,772
                                                            -------      -------
At 31 October 2002                                           37,521       37,521
                                                             ======       ======

7.   TANGIBLE FIXED ASSETS

                                                             PLANT
                                                               &
                                                            MACHINERY
                                                             TOTAL
                                                             (POUND)     (POUND)
        COST
At 1 November 2002                                            53,193      53,193
Additions                                                        699         699
                                                              ------      ------
At 31 October 2003                                            53,892      53,892
                                                              ------      ------
DEPRECIATION
At 1 November 2002                                            40,978      40,978
Charge for the year                                            2,583       2,583
                                                              ------      ------
At 31 October 2003                                            43,561      43,561
                                                              ------      ------
NET BOOK VALUES
At 31 October 2003                                            10,331      10,331
                                                              ------      ------
At 31 October 2002                                            12,215      12,215
                                                              ======      ======

8.      DEBTORS                                               2003        2002
                                                             (POUND)     (POUND)

Trade debtors                                                  9,013      43,765
Other debtors                                                  8,234      12,020
Prepayments and accrued income                                 3,198       4,248
                                                              ------      ------
                                                              20,445      60,033
                                                              ======      ======

9.      CREDITORS: AMOUNTS FALLING DUE                         2003        2002
          WITHIN ONE YEAR                                     (POUND)    (POUND)

Bank overdraft                                                9,923       21,843
Trade creditors                                              13,183       11,896
Corporation tax                                                  --        5,487
Other taxes and social security costs                         6,790       11,254
Directors' accounts                                          18,549       13,866
Accruals and deferred income                                 42,700       51,669
                                                            -------      -------
                                                             91,145      116,015
                                                             ======      =======

      The Royal Bank of Scotland Plc hold a personal guarantee by Martin Richards for (pound)40,000 dated 6th January, 1999.


10. PROVISION FOR DEFERRED TAXATION
                                                           2003           2002
                                                          (POUND)        (POUND)

Accelerated capital allowances                            6,700           9,018
Tax losses carried forward                               (6,700)         (9,018)
                                                         ------          ------
Undiscounted provision for deferred tax                      --              --
                                                         ======          ======

There are additional tax losses available but as it is not considered that these can be utilised in the next year, no deferred asset has been created. The tax effect of these additional losses amounts to approximately (pound)6,100 (2002 - (pound)1,000).

11.     SHARE CAPITAL                                      2003           2002
                                                          (POUND)        (POUND)
AUTHORISED
100,000 Ordinary shares of (pound)1 each                  100,000        100,000
                                  =                       =======        =======

ALLOTTED, CALLED UP AND FULLY PAID
11,000 Ordinary shares of (pound)1 each                    11,000         11,000
                                  =                       =======        =======

12.     FINANCIAL COMMITMENTS

      At  31   October   2003  the   company   had  annual   commitments   under
non-cancellable operating leases as follows:

                                                        2003              2002
                                                       (POUND)           (POUND)
EXPIRY DATE:
Within one year                                        4,300               4,250
                                                       =========================

13.     CAPITAL COMMITMENTS

      At 31st October, 2003 the company had no capital commitments (2002 - nil).

14.     CONTINGENT LIABILITIES

      At 31st October, 2003 the company had no contingent liabilities (2002 - nil).

15      TRANSACTIONS WITH DIRECTORS

      At the year end, there is an amount due by the company to Mr and Mrs Richards of (pound)18,549. The Loan is unsecured, interest free and there are no specific terms for repayment.

      After the year end the directors introduced further funds amounting to approximately (pound)23,000.

16. POST BALANCE SHEET EVENTS

      At present, Guardian Healthcare Systems UK Ltd, a 100% wholly owned subsidiary of Guardian Technologies International Inc, are currently considering the acquisition of the whole of the issued share capital of Wise Systems Limited. The negotiations are at an advanced stage and both parties are hopeful that the acquisition will be concluded in the near future.

                                                     REGISTRATION NUMBER 1619490

                              WISE SYSTEMS LIMITED
                   DIRECTORS' REPORT AND FINANCIAL STATEMENTS
                      FOR THE PERIOD ENDED 31 OCTOBER 2002

The directors present their report and the financial statements for the period ended 31 October 2002.

PRINCIPAL ACTIVITY
The principal activities of the company in the year under review were those of writing computer software, providing standard packages and trading in computer hardware and software.

DIRECTORS AND THEIR INTERESTS
The directors who served during the period and their interests in the company are as stated below:

                                                            ORDINARY SHARES
                                                       31/10/02        01/11/01

Mr M Richards                                          5,500               5,500
Mrs S J Richards                                       5,500               5,500

DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial period which give a true and fair view of the state of the affairs of the company and of the profit or loss of the company for that period. In preparing these the directors are required to:
- select suitable accounting policies and apply them consistently; - make judgements and estimates that are reasonable and prudent;
- prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable him to ensure that the financial statements comply with the Companies Act 1985. He are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

AUDITORS
In accordance with Section 385 of the Companies Act 1985, a resolution proposing that Rennie Welch be reappointed as auditors of the company will be put to the Annual General Meeting.

This report is prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies.

    INDEPENDENT AUDITORS' REPORT TO THE SHAREHOLDERS OF WISE SYSTEMS LIMITED

We have audited the financial statements of Wise Systems Limited for the period ended 31 October 2002 which comprise the profit and loss account, the balance sheet and the related notes. These financial statements have been prepared in accordance with the Financial Reporting Standard for Smaller Entities (effective June 2002), under the historical cost convention and the accounting policies set out therein.

This report is made solely to the company's shareholders, as a body. Our audit work has been undertaken so that we might state to the company's shareholders those matters we are required to state to them in an auditors' report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company's shareholders as a body, for our audit work, for this report, or for the opinions we have formed.

RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS
As described in the statement of directors' responsibilities the company's directors are responsible for the preparation of the financial statements in accordance with applicable law and United Kingdom Accounting Standards.

Our  responsibility  is to audit the financial  statements  in  accordance  with
relevant  legal  and  regulatory   requirements   and  United  Kingdom  Auditing
Standards.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you if, in our opinion, the directors report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions with the company is not disclosed.

We read the directors' report and consider the implications for our report if we become aware of any apparent misstatements within it.

BASIS OF AUDIT OPINION
We conducted our audit in accordance with United Kingdom Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

FUNDAMENTAL UNCERTAINTY
In forming our opinion, we have considered the adequacy of the disclosures made in the financial statements concerning the acquisition of the whole of the company's share capital by Guardian Healthcare Systems UK Ltd a wholly owned subsidiary of Guardian Technologies International Inc and the financial support to be provided by Guardian Technologies International Inc to Wise Systems Limited.

The financial statements have been prepared on a going concern basis, the validity of which depends upon the financial support of Guardian Technologies International Inc. The financial statements do not include any adjustments that would result from a failure to obtain funding. Details of the circumstances relating to this fundamental uncertainty are described in note 1. Our opinion is not qualified in this respect.

OPINION
In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 October 2002 and of its loss for the period then ended and have been properly prepared in accordance with the Companies Act 1985.

RENNIE WELCH
CHARTERED ACCOUNTANTS AND
REGISTERED AUDITOR
ACADEMY HOUSE
SHEDDEN PARK ROAD
KELSO
TD5 7AL

DATE:

                             PROFIT AND LOSS ACCOUNT
                      FOR THE PERIOD ENDED 31 OCTOBER 2002

                                                                                           2002                 2001

                                                    NOTES        (POUND)        (POUND)
TURNOVER                                             2                                    198,490              312,340

Raw materials and consumables                                                             (78,487)            (106,770)
Staff costs                                                                              (124,207)             (13,386)
Depreciation on fixed assets                                                              (12,801)             (13,525)
Other operating charges                                                                   (71,558)            (107,808)
                                                                                          -------              -------
OPERATING (LOSS)/PROFIT                              3                                    (88,563)              70,851

Other interest receivable and
similar income                                                                                  1                  108
Interest payable and similar charges                                                       (1,954)                (679)
                                                                                          -------              -------
(LOSS)/PROFIT ON ORDINARY
ACTIVITIES BEFORE TAXATION                                                                (90,516)              70,280

Tax on (loss)/profit on ordinary
activities                                           5                                     15,787              (15,787)
                                                                                          -------              -------
(LOSS)/PROFIT ON ORDINARY
ACTIVITIES AFTER TAXATION                                                                 (74,729)              54,493

Dividends                                                                                       -              (40,000)
                                                                                          -------              -------
(LOSS)/RETAINED PROFIT FOR THE PERIOD                                                     (74,729)              14,493

Retained profit brought forward                                                            59,154               44,661
                                                                                          -------              -------
ACCUMULATED (LOSS)/PROFIT CARRIED FORWARD                                                 (15,575)              59,154
                                                                                         ========              =======

                                  BALANCE SHEET
                              AS AT 31 OCTOBER 2002

                                                                    2002                                2001
                                            NOTES          (POUND)         (POUND)            (POUND)          (POUND)
FIXED ASSETS
Intangible assets                             6                            37,521                               48,730
Tangible assets                               7                            12,215                               10,236
                                                                          -------                              -------
                                                                           49,736                               58,966
CURRENT ASSETS
Stocks                                                        744                                  744
Debtors                                       8            60,033                              191,869
Cash at bank and in hand                                      927                                  734
                                                          -------                              -------
                                                           61,704                              193,347
CREDITORS: AMOUNTS FALLING
DUE WITHIN ONE YEAR                           9          (116,015)                            (171,859)
                                                          -------                              -------
NET CURRENT (LIABILITIES)/ASSETS                                          (54,311)                              21,488
                                                                          -------                              -------
TOTAL ASSETS LESS CURRENT
LIABILITIES                                                                (4,575)                              80,454

PROVISIONS FOR LIABILITIES
AND CHARGES                                  10                                 -                              (10,300)
                                                                          -------                              -------
NET (LIABILITIES)/ASSETS                                                   (4,575)                              70,154
                                                                          -------                              -------
CAPITAL AND RESERVES
Called up share capital                      12                            11,000                               11,000
Profit and loss account                                                   (15,575)                              59,154
                                                                          -------                              -------
SHAREHOLDERS' FUNDS                                                        (4,575)                              70,154
                                                                          =======                              =======

The financial statements are prepared in accordance with the special provisions of Part VII of the Companies Act 1985 relating to small companies and in accordance with the Financial Reporting Standard for Smaller Entities (effective June 2002).

                       NOTES TO THE FINANCIAL STATEMENTS

1.      ACCOUNTING POLICIES

1.1.    ACCOUNTING CONVENTION
        The financial statements are prepared under the historical cost convention and in accordance with the Financial Reporting Standard for Smaller Entities (effective June 2002), and on a going concern basis which assumes the financial support of Guardian Technologies International Inc.

1.2.    TURNOVER
        Turnover represents net invoiced sales of goods excluding value added tax.

1.3.    RESEARCH AND DEVELOPMENT
        Software development costs for new modules have been capitalised and are amortised on the straight line basis over the estimated life of the individual software product where it is practicable to evaluate the future potential benefits of the development expenditure. Where it is not practicable to evaluate the future benefits, the research expenditure is written off to the profit and loss account in the year in which it is incurred.

1.4. TANGIBLE FIXED ASSETS AND DEPRECIATION
        Depreciation is provided at rates calculated to write off the cost less residual value of each asset over its expected useful life, as follows:

        Plant and machinery - 20% reducing balance

1.5.    LEASING
        Rentals payable under operating leases are charged against income on a straight line basis over the lease term.

1.6.    STOCK
        Stock is valued at the lower of cost and net realisable value.

1.7.    PENSIONS
        The company operates a defined contribution pension scheme and contributes to a personal pension scheme for one of the Directors and for two of the employees. Contributions payable for the year are charged in the profit and loss account.

1.8.    DEFERRED TAXATION
        The company adopted Financial Reporting Standard 19 "Deferred Taxation" (FRS 19) during the financial period.

         Full provision is made for deferred taxation on all timing differences which have arisen but have not reversed at the balance sheet date.

1.9.    GOING CONCERN
        The continued trading of the company assumes the financial support of Guardian Technologies International Inc. for the foreseeable future. At present, Guardian Healthcare Systems UK Ltd, a 100% subsidiary of Guardian Technologies International Inc, are currently considering the acquisition of Wise Systems Limited. The accounts have therefore been prepared on a going concern basis.

2.      TURNOVER
         The total turnover of the company for the period has been derived from its principal activity wholly undertaken in the UK.

3.      OPERATING (LOSS)/PROFIT

                                                                                                  2002            2001
                                                                                                 (POUND)         (POUND)
        Operating (loss)/profit is stated after charging:
        Depreciation and other amounts written off intangible assets                             9,747          10,966
        Depreciation and other amounts written off tangible assets                               3,054           2,559
                                                                                                 =====           =====

4.      DIRECTORS' EMOLUMENTS

                                                                                                  2002            2001
                                                                                                (POUND)         (POUND)
        Remuneration and other benefits                                                          8,366           7,507
                                                                                                 =====           =====

                                                                                                 NUMBER          NUMBER
        Number of directors to whom retirement benefits
        are accruing under a money purchase scheme                                                   2               2

5.    TAX ON (LOSS)/PROFIT ON ORDINARY ACTIVITIES

        ANALYSIS OF CHARGE IN PERIOD                       2002           2001
                                                          (POUND)        (POUND)
CURRENT TAX
UK corporation tax %                                          --           5,487
Prior period adjustments                                  (5,487)             --
                                                         -------         -------
                                                          (5,487)          5,487
                                                         -------         -------
Total current tax charge                                  (5,487)          5,487
                                                         -------         -------

Timing differences, origination and reversal             (10,300)         10,300
                                                         -------         -------
Total deferred tax                                       (10,300)         10,300
                                                         -------         -------
Tax on profit on ordinary activities                     (15,787)         15,787
                                                         =======          ======

6. INTANGIBLE FIXED ASSETS RESEARCH &
                                                  DEVELOPMENT            TOTAL
                                                   (POUND)               (POUND)
COST
At 1 November 2001                                 106,303              106,303
Additions                                               65                   65
Disposals                                           (2,048)              (2,048)
                                                  --------             --------
At 31 October 2002                                 104,320              104,320
                                                  --------             --------
PROVISION FOR
DIMINUTION IN VALUE
At 1 November 2001                                  57,573               57,573
On disposals                                          (521)                (521)
Charge for period                                    9,747                9,747
                                                  --------             --------
At 31 October 2002                                  66,799               66,799
                                                  --------             --------
NET BOOK VALUES
At 31 October 2002                                  37,521               37,521
                                                  --------             --------
At 31 October 2001                                  48,730               48,730
                                                  ========             ========

7.  TANGIBLE FIXED ASSETS

                                                      PLANT
                                                        &
                                                    MACHINERY
                                                     TOTAL
                                                     (POUND)             (POUND)
COST
At 1 November 2001                                     48,161             48,161
Additions                                               5,033              5,033
                                                       ------             ------
At 31 October 2002                                     53,194             53,194
                                                       ------             ------
DEPRECIATION
At 1 November 2001                                     37,925             37,925
Charge for the period                                   3,054              3,054
                                                       ------             ------
At 31 October 2002                                     40,979             40,979
                                                       ------             ------
NET BOOK VALUES
At 31 October 2002                                     12,215             12,215
                                                       ------             ------
At 31 October 2001                                     10,236             10,236
                                                       ======             ======

8.      DEBTORS                                         2002              2001
                                                       (POUND)           (POUND)

Trade debtors                                           43,765           146,694
Other debtors                                           12,020            37,526
Prepayments and accrued income                           4,248             7,649
                                                       -------           -------
                                                        60,033           191,869
                                                       =======           =======

9.      CREDITORS: AMOUNTS FALLING DUE                    2002             2001
          WITHIN ONE YEAR                                (POUND)         (POUND)

Bank overdraft                                            21,843           2,048
Trade creditors                                           11,896          50,049
Corporation tax                                            5,487          12,172
Other taxes and social security costs                     11,254          25,351
Directors' accounts                                       13,866              --
Accruals and deferred income                              51,669          42,239
Proposed dividend                                             --          40,000
                                                         -------         -------
                                                         116,015         171,859
                                                         =======         =======

The Royal Bank of Scotland Plc hold a personal guarantee by Martin Richards for (pound)40,000 dated 6th January 1999.

10      PROVISIONS FOR LIABILITIES AND CHARGES
                                                   DEFERRED
                                                   TAXATION
                                                   (NOTE 11)            TOTAL
                                                    (POUND)             (POUND)

At 1 November 2001                                   10,300              10,300
Movements in the year                               (10,300)            (10,300)
                                                    -------             -------
At 31 October 2002                                       --                  --
                                                    =======             =======

11. PROVISION FOR DEFERRED TAXATION
                                                           2002            2001
                                                          (POUND)        (POUND)

Accelerated capital allowances                             9,018          10,300
Tax losses carried forward                                (9,018)             --
                                                          ------          ------
Undiscounted provision for deferred tax                       --          10,300
                                                          ======          ======

Provision at 1 November 2001                               10,300
Deferred tax charge in profit and loss account            (10,300)
                                                          -------
Provision at 31 October 2002                                   --
                                                          =======

        There are additional tax losses available but as it is not considered that these can be utilised in the next year, no deferred asset has been created. The tax effect of these additional losses amounts to approximately (pound)1,000.

12.     SHARE CAPITAL                                       2002          2001
                                                           (POUND)       (POUND)
AUTHORISED
100,000.00 Ordinary shares of (pound)1.00 each             100,000       100,000
                                                           =======       =======

ALLOTTED, CALLED UP AND FULLY PAID
11,000.00 Ordinary shares of (pound)1.00 each               11,000        11,000
                                                           =======       =======


13.     FINANCIAL COMMITMENTS
        At 31 October 2002 the company had annual commitments under non-cancellable operating leases as follows:
                                                             2002          2001
                                                            (POUND)      (POUND)
EXPIRY DATE:
Within one year                                                 --         7,537
                                                             ======        =====

14.     CAPITAL COMMITMENTS

      At 31st October, 2002 the company had no capital commitments (2001 - nil).

15.     CONTINGENT LIABILITIES

      At 31st October, 2002 the company had no contingent liabilities (2001 - nil).

16.     TRANSACTIONS WITH DIRECTORS

      The following directors had interest free loans during the period. The movements on these loans are as follows:

                                              AMOUNT OWING              MAXIMUM
                                                 2002        2001      IN PERIOD
                                               (POUND)      (POUND)      (POUND)

Mr and Mrs M Richards                               --       36,726       44,141
                                                ------       ------       ------

      At the year end, there is an amount due by the company to Mr and Mrs Richards of (pound)13,866. This loan is unsecured, interest free and there are no specific terms for repayment

17. POST BALANCE SHEET EVENTS

      At present, Guardian Healthcare Systems UK Ltd, a 100% wholly owned subsidiary of Guardian Technologies International Inc, are currently considering the acquisition of the whole of the issued share capital of Wise Systems Limited. The negotiations are now at an advanced stage and both parties are hopeful that the acquisition will be concluded in the near future.

                INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL INFORMATION

The acquisition of Wise Systems Limited is to be accounted for using the purchase method of accounting. The purchase price will be allocated to the estimated fair value of assets acquired and liabilities assumed. The preliminary purchase price allocation indicates goodwill and identifiable intangible assets (developed software) of approximately $2.4 million. The estimated fair value of the remaining assets acquired and liabilities assumed approximates the historical cost basis.

The following unaudited pro forma consolidated balance sheet assumes that the acquisition of Wise Systems Limited was consummated as of June 30, 2004 and presents a preliminary allocation of the purchase price over historical net book value and is for illustrative purposes only. Actual fair values will be based on financial information as of the acquisition date. The following unaudited pro forma consolidated statements of operations for the year ended December 31, 2003 and the six months ended June 30, 2004 give effect to the acquisition as if it had occurred on January 1, 2003 and 2004, respectively.

The unaudited pro forma consolidated financial information is not necessarily indicative of the results that would have occurred if the acquisition had occurred as of the beginning of the periods presented and should not be construed as being representative of future operating results or financial position.

                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

                          (A DEVELOPMENT STAGE COMPANY)

            PRO FORMA COMBINED BALANCE SHEET WITH WISE SYSTEMS, LTD.

                            JUNE 30, 2004 (UNAUDITED)

                                                                                     GUARDIAN           WISE
                                                                                   TECHNOLOGIES       SYSTEMS
                                                                                     -----------     ---------
                                     ASSETS
Current assets:
     Cash and cash equivalents                                                       $ 4,818,825         $ 609
     Accounts receivable                                                                       -        89,513
     Other current assets                                                                 30,000           725
     Prepaid expenses                                                                        200             -
                                                                                               -             -
        Total current assets                                                           4,849,025        90,847
Equipment, net                                                                         1,985,956        55,225
Other assets:
     Deposits                                                                            157,900             -
     Goodwill                                                                                  -             -
     Other long-term assets                                                              145,684             -
        Total assets                                                                 $ 7,138,565     $ 146,072
                                                                                     -----------     ---------
   LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
     Accounts payable                                                                  $ 137,242     $ 289,097
     Accrued payroll                                                                           -             -
     Notes payable less discounts                                                              -             -
                                                                                               -             -
        Total current liabilities                                                        137,242       289,097
                                                                                         -------       -------
Stockholders' equity (deficit)
     Preferred stock, $0.20 par value -
          Authorized - 1,000,000 shares
          Issued                            - 5,527 at June 30, 2004                       1,105             -
          and 7,375 at December 31, 2003
     Common stock, $0.001 par value -
          Authorized - 200,000,000 shares at June 30, 2004 and 15,000,000 shares at December 31, 2003
          Issued - 21,855,456 shares at June 30, 2004                                     21,855        19,881
          and 13,523,500 at December 31, 2003
     Stock warrants outstanding                                                        9,038,871             -
     Deferred stock compensation                                                      (9,863,253)            -
     Additional paid-in capital                                                       30,671,981             -
     Deficit accumulated during the development stage                                (22,869,236)     (162,906)
                                                                                     -----------      --------
        Total shareholders' equity (deficit)                                           7,001,323      (143,025)
                                                                                       ---------      --------
        Total liabilities and stockholders' equity (deficit)                         $ 7,138,565     $ 146,072
                                                                                     -----------     ---------



                                                                                     PRO FORMA
                                                                                   ADJUSTMENTS                   PRO FORMA
                                                                                   -----------                    -----------
                                     ASSETS
Current assets:
     Cash and cash equivalents                                                      $ (929,500)  [1]              $ 3,889,934
     Accounts receivable                                                                     -                         89,513
     Other current assets                                                                    -                         30,725
     Prepaid expenses                                                                        -                            200
                                                                                             -                              -
        Total current assets                                                          (929,500)                     4,010,372
Equipment, net                                                                               -                      2,041,181
Other assets:
     Deposits                                                                         (150,000)  [1]                    7,900
     Goodwill                                                                        2,374,268   [3]                2,374,268
     Other long-term assets                                                                  -                        145,684
        Total assets                                                               $ 1,294,768                    $ 8,579,405
                                                                                   -----------                    -----------
   LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
     Accounts payable                                                                $ 165,493   [1]                $ 591,832
     Accrued payroll                                                                         -                              -
     Notes payable less discounts                                                      986,250   [1]                  986,250
                                                                                       -------                        -------
        Total current liabilities                                                    1,151,743                      1,578,082
                                                                                     ---------                      ---------
Stockholders' equity (deficit)
     Preferred stock, $0.20 par value -
          Authorized - 1,000,000 shares
          Issued                            - 5,527 at June 30, 2004                         -                          1,105
          and 7,375 at December 31, 2003
     Common stock, $0.001 par value -
          Authorized - 200,000,000 shares at June 30, 2004 and 15,000,000 shares at December 31, 2003
          Issued - 21,855,456 shares at June 30, 2004                                  (19,775)  [2] [4]               21,961
          and 13,523,500 at December 31, 2003
     Stock warrants outstanding                                                              -                      9,038,871
     Deferred stock compensation                                                             -                     (9,863,253)
     Additional paid-in capital                                                           (106)  [2]               30,671,875
     Deficit accumulated during the development stage                                  162,906   [4]              (22,869,236)
                                                                                       -------                    -----------
        Total shareholders' equity (deficit)                                           143,025                      7,001,323
                                                                                       -------                      ---------
        Total liabilities and stockholders' equity (deficit)                       $ 1,294,768                    $ 8,579,405
                                                                                   -----------                    -----------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

                          (A DEVELOPMENT STAGE COMPANY)

       PRO FORMA COMBINED STATEMENT OF OPERATIONS WITH WISE SYSTEMS, LTD.

               FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                               GUARDIAN          WISE       PRO FORMA
                                                             TECHNOLOGIES      SYSTEMS     ADJUSTMENTS            PRO FORMA
                                                              -------------    ---------     ----------           -------------
Net revenues                                                  $           -    $ 209,364     $        -           $     209,364
Cost of sales                                                             -       43,557              -                  43,557
                                                                          -       ------              -                  ------
Gross profit                                                              -      165,807              -                 165,807
Operating expenses:
   Selling, general and administrative                            2,032,712      235,817              -               2,268,529
   Depreciation & amortization                                      387,281       14,329        378,103   [5]           779,713
   Stock-based compensation                                      12,697,230            -              -              12,697,230
                                                                 ----------            -              -              ----------
        Total operating expenses                                 15,117,223      250,146        378,103              15,745,472
                                                                 ----------      -------        -------              ----------
Operating loss                                                  (15,117,223)     (84,339)      (378,103)            (15,579,665)
Other income (expense):
   Interest income                                                    5,093          372              -                   5,465
   Interest expense                                              (1,131,444)      (2,088)       (13,750)  [6]        (1,147,282)
                                                                 ----------       ------        -------              ----------
        Total other income (expense)                             (1,126,351)      (1,715)       (13,750)             (1,141,816)
                                                                 ----------       ------        -------              ----------
Net loss                                                      $ (16,243,574)   $ (86,054)    $ (391,853)          $ (16,721,481)
                                                              -------------    ---------     ----------           -------------
Loss per common share:
     Basic and dilutive                                                                                           $       (1.03)
Shares used in computing loss per share:
     Basic and dilutive                                                                                              16,244,028

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

                          (A DEVELOPMENT STAGE COMPANY)

       PRO FORMA COMBINED STATEMENT OF OPERATIONS WITH WISE SYSTEMS, LTD.

  FOR THE YEAR ENDED DECEMBER 31, 2003 FOR GUARDIAN TECHNOLOGIES INTERNATIONAL,
                       INC. AND OCTOBER 31, 2003 FOR WISE
                                 SYSTEMS LIMITED
                                   (UNAUDITED)

                                                                GUARDIAN         WISE       PRO FORMA
                                                              TECHNOLOGIES      SYSTEMS    ADJUSTMENTS            PRO FORMA
                                                                ------------    ---------    ----------           ------------
   Net revenues                                                 $          -    $ 375,811    $        -           $    375,811
   Cost of sales                                                           -       69,692             -                 69,692
                                                                           -       ------             -                 ------
   Gross profit                                                            -      306,119             -                306,119
   Operating expenses:
     Selling, general and administrative                           2,197,041      329,935             -              2,526,976
     Depreciation & amortization                                      26,734       21,932       756,206   [5]          804,872
     Stock-based compensation                                      4,277,242            -             -              4,277,242
                                                                   ---------            -             -              ---------
        Total operating expenses                                   6,501,017      351,867       756,206              7,609,090
                                                                   ---------      -------       -------              ---------
   Operating loss                                                 (6,501,017)     (45,748)     (756,206)            (7,302,971)
   Other income (expense):
     Interest income                                                       -           69             -                     69
     Interest expense                                                (23,417)      (2,246)      (13,750)  [6]          (39,413)
                                                                     -------       ------       -------                -------
        Total other income (expense)                                 (23,417)      (2,177)      (13,750)               (39,344)
                                                                     -------       ------       -------                -------
   Net loss                                                     $ (6,524,434)   $ (47,925)   $ (769,956)          $ (7,342,315)
                                                                ------------    ---------    ----------           ------------
   Basic and diluted net loss per share                         $      (0.78)
   Shares used in computing basic and diluted
net loss per share:                                                8,314,785
   Pro forma basic and diluted net loss per share                                                                 $      (0.88)
   Shares used in computing basic and diluted
pro forma net loss per share:                                                                                        8,314,785


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                    GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
                  NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS

The pro forma balance sheet adjustments give effect to the acquisition of Wise Systems Limited as if the transaction was consummated on June 30, 2004. The pro forma statement of operations adjustments for the year ended December 31, 2003 and for the six months ended June 30, 2004 give effect to the acquisition of Wise Systems Limited as if the acquisitions occurred on January 1, 2003 and 2004, respectively. The estimated fair value per share of the Guardian Technologies International, Inc. stock assumed to be issued to effect the acquisition was $3.35 per share. The shares of common stock were valued on the basis of the average high and low sales prices of the common stock for the 30 business day period which ended two days prior to the closing of the transaction. The pro forma balance sheet and statement of operations adjustments are as follows:

[1] To reflect the total cash consideration paid at closing for the acquisition of Wise. The components of the closing transaction are as follows:

Cash consideration paid at closing                                     $850,000
Repayment of an outstanding payable of sellers                           79,500
                                                                       --------
Total cash paid at closing settlement                                  $929,500
                                                                       --------

Cash previously paid as a contract deposit                             $150,000
Non-interest bearing, 90-day
 note due to sellers (less interest imputed at 5.575%)                 $986,250

[2] To reflect the issuance of 106,739 shares of Guardian common stock that was deposited in escrow and is contingent upon certain revenue performance goals that must be achieved within three years from the date of closing of this transaction.

[3] To reflect goodwill and intangible assets created as a result of the acquisition as follows:

Cash consideration at closing                                     $  850,000.00
Deposited cash                                                       150,000.00
Notes payable to sellers                                                986,250
Direct transaction costs                                             244,993.00
Net assets acquired                                                 (143,025.00)
                                                                  -------------
Estimated goodwill and intangibles created                        $2,374,268.00
                                                                  =============

[4] To eliminate the historical stockholders' equity of Wise Systems Limited.

[5] To reflect the amortization of the intangible asset created as a result of the acquisition as follows:

                                                                                                       Estimated Amortization
                                                                    Estimated            Estimated       for the Six Months
                                                   Value         Aggregate Life    Annual Amortization   Ended June 30, 2004
Intangible asset (developed software)          $2,268,617             3 years          $  756,206          $  378,103
Goodwill                                          119,401                  --                  --                  --
                                               ----------                              ------------------------------
                                                                   $2,388,018          $  756,206          $  378,103


[6] To reflect imputed interest carry on the $1,000,000 non-interest bearing note due in ninety days.